NSAR ITEM 77O
October 1, 2002 - March 31, 2003
VK New York Tax Free Income Fund
10f-3 Transactions

Underwriting #   Underwriting    Purchased   Amount of    % of        Date of
                                 From       shares    underwriting   Purchase

1           NYC Transitional   JP Morgan    5,000     0.66        10/24/02
            Finance Auth Ser C

2           New York City,    Bear Stearns  2,000     0.27        11/01/02
            NY Ser C

3           Bi-State Dev      Paine Webber  1,000     0.32        11/12/02
            Agency Metrolink

4           New York City,    First Albany  1,500     0.41        12/06/02
            NY 2003 Ser C

5           New York          Bear Stearns  2,000     0.32        12/19/02
Dormitory Authority

6	New York TFA,     Merrill Lynch  1,000    0.17         2/12/03
Series 2003D

   7           The City of       Bear Stearns   1,000    0.15         2/27/03
               New York G/O 2003 Ser I

   8           New York State    JP Morgan	 1,890   1.11         3/03/03
               Environmental Facilities Corp


Underwriters for 1
JP Morgan
Lehman Brothers
Merrill Lynch & Co.
Morgan Stanley
Advest/Lebenthal
Bear, Stearns & Co. Inc.
RBC Dain Rauscher Inc.
First Albany Corporation
Goldman, Sachs & Co.
UBS PaineWebber Inc.
Ramirez & Co., Inc.
Salomon Smith Barney
CIBC World Markets
Commerce Capital Markets, Inc.
A.G. Edwards & Sons, Inc.
Jackson Securities Inc.
Legg Mason Wood Walker, Incorporated
Loop Capital Markets, LLC
Prudential Securities
Quick & Reilly
Raymond James & Associates, Inc.
Roosevelt & Cross Incorporated
Siebert Brandford Shank
Underwriters for 2
Bear, Stearns & Co. Inc.
Morgan Stanley
UBS PaineWebber Inc.
Salomon Smith Barney
M.R. Beal & Company
First Albany Corporation
Goldman, Sachs & Co.
Lehman Brothers
Merrill Lynch & Co.
JP Morgan
Ramirez & Co., Inc.
Roosevelt & Cross Incorporated
Advest/Lebenthal
Apex Pryor Securities
CIBC World Markets
Commerce Capital Markets, Inc.
RBC Dain Rauscher Inc.
A.G. Edwards & Sons, Inc.
Jackson Securities Inc.
Janney Montgomery Scott LLC
Legg Mason Wood Walker, Incorporated
Loop Capital Markets, LLC
Popular Securities
Prager, McCarthy & Sealy, LLC
Prudential Securities
Raymond James & Associates, Inc.

Underwriters for 3
UBS PaineWebber Inc.
Stifel Nicolaus & Company, Inc.
Siebert Brandford Shank & Co., LLC
Banc of America Securities LLC
Edward D. Jones & Co., L.P.
Salomon Smith Barney
Commerce Bank, N.A.
Loop Capital Markets, LLC
US Bancorp Piper Jaffray
Bernardi Securities, Inc.
Kirkpatrick Pettis
RBC Dain Rauscher
The Chapman Company
Morgan Stanley
Ramirez & Co., Inc.
George K. Baum & Company
Stern Brothers & Co.

Underwriters for 4
First Albany Corporation
Merrill Lynch & Co.
Bear, Stearns & Co. Inc.
Goldman, Sachs & Co.
Morgan Stanley
Salomon Smith Barney
UBS PaineWebber Inc.
Lehman Brothers
JP Morgan
M.R. Beal & Company
CIBC World Markets
Raymond James & Associates, Inc.
Ramirez & Co., Inc.
Roosevelt & Cross, Incorporated
Advest, Inc.
A.G. Edwards & Sons, Inc.
Jackson Securities Incorporated
Quick & Reilly, Inc.
Siebert Brandford Shank & Co. L.L.C.

Underwriters for 5
Morgan Stanley
Goldman, Sachs & Co.
M.R. Beal & Company
A.G. Edwards & Sons, Inc.
Bear, Stearns & Co. Inc.
CIBC World Markets
First Albany Corporation
Jackson Securities
Raymond James & Associates, Inc.
JP Morgan
Lehman Brothers
Merrill Lynch & Co.
Proger, McCarthy & Sealy, LLC
RBC Dain Rauscher Inc.
Roosevelt & Cross, Inc.
Salomon Smith Barney
Siebert Brandford Shank & Co., LLC
UBS PaineWebber Inc.

Underwriters for 6
Merrill Lynch & Co.
JP Morgan
Lehman Brothers
Morgan Stanley
Advest/Lebanthal
Bear, Stearns & Co. Inc.
RBC Dain Rauscher Inc.
First Albany Corporation
Goldman, Sachs & Co.
UBS PaineWebber Inc.
Ramirez & Co., Inc.
Salomon Smith Barney
CIBC World Markets
Commerce Capital Markets, Inc.
A.G. Edwards & Sons, Inc.
Jackson Securities Inc.
Legg Mason Wood Walker, Incorporated
Loop Capital Markets, LLC
Prudential Securities
Quick & Reilly
Raymond James & Associates, Inc.
Roosevelt & Cross Incorporated
Siebert Brandford Shank


Underwriters for 7
Salomon Smith Barney
Bear Stearns & Co. Inc.
Morgan Stanley
UBS PaineWebber Inc.
M.R. Beal & Company
First Albany Corporation
Goldman, Sachs & Co.
Lehman Brothers
Merrill Lynch & Co.
JP Morgan
Ramirez & Co., Inc.
Roosevelt & Cross Incorporated
Advest/Lebenthal
Apex Pryor Securities
CIBC World Markets
Commerce Capital Markets, Inc.
RBC Dain Rauscher Inc.
A.G. Edwards & Sons, Inc.
Jackson Securities Inc.
Janney Montgomery Scott LLC
Legg Mason Wood Walker, Incorporated
Loop Capital Markets, LLC
Popular Securities
Prager Sealy & Co., LLC
Prudential Securities
Raymond James & Associates, Inc.

Underwriters for 8
JP Morgan
Bear, Stearns & Co. Inc.
Goldman, Sachs & Co.
Lehman Brothers
Salomon Smith Barney
First Albany Corporation
Raymond James & Associates, Inc.
Merrill Lynch & Co.
Morgan Stanley
Siebert, Branford, Shank & Co. LLC
Roosevelt & Cross, Incorporated
UBS Paine Webber Inc.